Consolidated Statements of Income (Loss) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Operating income
Revenues			€ 202
Other income	€ 11,909	€ 9,084	5,964
Total income	11,909	9,084	6,166
Operating expenses
Cost of goods sold			(128)
Research and development	(105,232)	(78,828)	(34,234)
Sales and marketing	(15,824)	(11,282)	(491)
General and administrative	(35,837)	(35,005)	(16,859)
Total expenses	(156,892)	(125,115)	(51,712)
Operating (loss)	(144,983)	(116,031)	(45,546)
Financial revenues	616	1,516	1,018
Financial expenses	(3,325)	(16)	(146)
Financial profit (loss)	(2,709)	1,500	871
Income tax	(1)	0
Net (loss)	€ (147,693)	€ (114,531)	€ (44,674)
Basic/diluted (loss) per share (€/share)	€ (5.97)	€ (4.68)	€ (2.08)